UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒        Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

REGENCY CENTERS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Regency Centers.
Your Vote Counts!
REGENCY CENTERS CORPORATION
2026 Annual Meeting Vote by May 5, 2026
11:59 PM ET
REGENCY CENTERS CORPORATION ONE INDEPENDENT DRIVE, SUITE 114 JACKSONVILLE, FL 32202
V84847-P47271
You invested in REGENCY CENTERS CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 6, 2026.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.comControl #
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
May 6, 2026
8:00 AM, Eastern Time
Virtually at:www.virtualshareholdermeeting.com/REG2026
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Board Recommends
Voting Items
1. Election of Directors to each serve for a one-year term.
Nominees:
1a. Martin E. Stein, Jr. For
1b. Gary E. Anderson For
1c. Bryce Blair For
1d. Kristin A. Campbell For
1e. Deirdre J. Evens For
1f. Thomas W. Furphy For
1g. Karin M. Klein For
1h. Peter D. Linneman For
1i. Lisa Palmer For
1j. Mark J. Parrell For
1k. James H. Simmons, III For
2. Approval, in an advisory vote, of the Company’s executive compensation. For
3. Ratification of appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. For
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V84848-P47271